SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                                         THIS DOCUMENT IS A
                              ____________________       COPY OF THE FORM 8-K
                                                         PREVIOUSLY FILED ON
                                                         MARCH 6, 1995 PURSUANT
                                                         TO A RULE 201 TEMPORARY
                                    FORM 8-K             HARDSHIP EXEMPTION.



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):                  March 3, 1995
                                                                   -------------



                            BERGEN BRUNSWIG CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New Jersey                      1-5110                  22-1444512
- ----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



                             4000 Metropolitan Drive
                          Orange, California  92668-3510
- --------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:               (714) 385-4000
                                                                  --------------

Item 5.  Other Events.
         ------------

    On March 3, 1995, the Board of Directors of Bergen Brunswig Corporation (the "Corporation") adopted, effective as of March 3, 1995, Amended and Restated By-Laws in the form attached hereto as Exhibit 1. The by-law amendments adopted by the Board of Directors on March 3, 1995 include the following:

    (a) Section 2 of Article II has been amended to permit the Corporation to hold its annual meeting of shareholders in December, January or February.

    (b) Section 3 of Article II has been amended to provide that a special meeting of shareholders may only be called by the Corporation's Chairman of the Board, President or Board of Directors. Corresponding changes have been made in Sections 3 and 4 of Article III.

    (c) Section 6 of Article II has been added to set forth certain advance notice requirements for shareholders desiring to nominate directors or propose business for consideration at the Corporation's annual shareholder meetings.

    (d) Section 14 of Article II has been added to set forth certain notice requirements for shareholders desiring to take action by written consent without a meeting of shareholders and certain procedures for the Board of Directors if it elects to set a record date for the taking of such action by written consent.

    (e) Section 8 of Article III has been amended to provide that notice of annual or special meetings of the Corporation's Board of Directors may be delivered via facsimile or overnight mail and to provide for required notice of 24 hours in the case of notice via facsimile or hand delivery and 48 hours in the case of notice via overnight mail.

    (f) Sections 1, 2 and 3 of Article IV have been amended to provide that the Executive Committee of the Corporation's Board of Directors will consist of the Chairman of the Board, who will also act as the chairman of the Executive Committee, the president, plus two or more other directors.

    This summary description of the amendments of the Corporation's by-laws does not purport to be complete and is qualified in its entirety by reference to the

Amended and Restated By-Laws of the Corporation as of March 3, 1995, which are attached hereto as Exhibit 1 and are hereby incorporated herein by reference.


Item 7.  Exhibits.
         --------

    1. Amended and Restated By-Laws of Bergen Brunswig Corporation as of March 3, 1995.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERGEN BRUNSWIG CORPORATION



                                       By: /s/  Robert E. Martini
                                          --------------------------------------
                                          Robert E. Martini
                                          Chairman of the Board and
                                          Chief Executive Officer



Date:  March 3, 1995

                                 EXHIBIT INDEX


Exhibit     Description                                             Page
- -------     -----------                                             ----


   1        Amended and Restated By-Laws of Bergen                    1
            Brunswig Corporation as of March 3, 1995.